UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 737-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim Short Duration Bond Portfolio

Annual Report

December 31, 2008

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus of Maxim Series Fund, Inc. (“Maxim Series Fund” or the “Fund”), which include details as to offering price and other information.

Maxim Short Duration Bond Portfolio

The Maxim Short Duration Bond Portfolio was structured to reflect a neutral to modestly bearish investment strategy at the beginning of 2008. Relative to the Morningstar Short-Term Bond peer group, as well as to the Barclay’s Capital 1-3 Year Credit Index, the Portfolio’s benchmark, the Portfolio performed exceptionally well. The Portfolio was upgraded to 5 stars by Morningstar in the fourth quarter of 2008. The key factors driving the outperformance of the Portfolio relative to its peer group and benchmark index were the Portfolio’s out of index allocation to the government sector, underweight to asset-backed securities (ABS) and to corporate bonds in general and the finance sector specifically, as well as an overweight to the mortgage-backed securities (MBS) sector. The Portfolio’s overall duration remains modestly shorter than the proxy benchmark duration. Duration overweights are maintained in the Treasury / Agency and Agency MBS sectors, while the Portfolio’s corporate sector duration is targeted to a shorter duration than that of the Benchmark’s corporate segment.

Aggregate fixed income returns were positive in 2008. Positive performance though was generated by governments only: Agency and Treasury debt, as well as Agency MBS. Corporate bonds, ABS and commercial mortgage-backed securities (CMBS) all produced negative returns last year, as a result of significant spread widening across these asset classes. Financial institutions were the overall worst performers within the Corporate sector, while home equity loans underperformed all other components of the ABS sector.

ABS, specifically home equity loans, and CMBS experienced the most significant illiquidity, risk aversion and subsequent spread widening relative to other asset classes. The Portfolio’s allocation to ABS was a net drag to Portfolio performance, however was underweight relative to the proxy benchmark. CMBS is an out of benchmark allocation that generated a marginally positive return for the year, but trailed the overall benchmark return. The CMBS securities will mature in 2009, while the ABS securities have a wider pay window and consequently more duration. The ABS assets will be re-evaluated on an ongoing basis and a determination made as to whether the Portfolio will continue to hold them. Pricing is currently very distressed and selling into significant weakness and uncertainty is not optimal for the Portfolio.

Short duration government securities underperformed long duration governments by a significant margin last year as yields declined and the yield curve flattened. In credit however, long duration underperformed short duration, highlighting the risk premium that has been built back into the credit curve.

		BARCLAY'S
	MAXIM SHORT	CAPITAL
	DURATION	1-3 YEAR
	BOND	CREDIT
	BALANCE	BALANCE

	10,000.00	10,000.00
1999	10,337.00	10,397.40
2000	11,085.40	11,208.81
2001	11,962.25	12,234.42
2002	12,699.13	13,084.22
2003	13,108.04	13,695.26
2004	13,385.93	13,943.14
2005	13,736.64	14,206.66
2006	14,530.62	14,868.70
2007	15,219.37	15,884.23
2008	15,269.60	15,932.52

Maxim Short Duration Bond Portfolio

Total Return –

One Year:	0.33%
Five Year:	3.10%
Ten Year:	4.32%

Portfolio Inception:	8/1/1995

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim Short Duration Bond Portfolio, made at its inception, with the performance of the Barclay’s Capital 1-3 Year Credit Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance does not include any fees or expenses of variable insurance products, if applicable. If such fees or expenses were included, returns would be lower.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Short Duration Bond Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2008, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Short Duration Bond Portfolio of the Maxim Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 26, 2009

MAXIM SERIES FUND, INC.

Maxim Short Duration Bond Portfolio

MAXIM SERIES FUND, INC.

MAXIM SHORT DURATION BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

ASSETS:
Investments in securities, market value (including $797,859 of securities on loan) (1)	$36,085,895
Cash	34,598
Interest receivable	269,911
Subscriptions receivable	113,519

Total assets	36,503,923

LIABILITIES:
Due to investment adviser	19,121
Payable upon return of securities loaned	814,794
Redemptions payable	111,679

Total liabilities	945,594

NET ASSETS	$35,558,329

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$373,452
Additional paid-in capital	37,060,065
Net unrealized depreciation on investments	(1,750,715)
Accumulated net realized loss on investments	(124,473)

NET ASSETS	$35,558,329

NET ASSET VALUE PER OUTSTANDING SHARE (Offering and Redemption Price)	$9.52

SHARES OF CAPITAL STOCK:
Authorized	200,000,000
Outstanding	3,734,524

(1) Cost of investments in securities:	$37,836,610

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM SHORT DURATION BOND PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
Interest	$1,824,433
Income from securities lending	18,063

Total income	1,842,496

EXPENSES:
Management fees	233,632

NET INVESTMENT INCOME	1,608,864

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	141,135
Change in net unrealized depreciation on investments	(1,658,041)

Net realized and unrealized loss on investments	(1,516,906)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,958

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM SHORT DURATION BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$1,608,864	$1,580,390
Net realized gain on investments	141,135	24,558
Change in net unrealized depreciation on investments	(1,658,041)	(13,674)

Net increase in net assets resulting from operations	91,958	1,591,274

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,641,992)	(1,525,067)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	27,997,565	20,664,612
Reinvestment of distributions	1,641,992	1,525,067
Redemptions of shares	(28,129,115)	(18,467,281)

Net increase in net assets resulting from share transactions	1,510,442	3,722,398

Total increase (decrease) in net assets	(39,592)	3,788,605

NET ASSETS:
Beginning of period	35,597,921	31,809,316

End of period	$35,558,329	$35,597,921

OTHER INFORMATION:

SHARES:
Sold	2,860,831	2,076,739
Issued in reinvestment of distributions	170,354	154,014
Redeemed	(2,887,521)	(1,855,885)

Net increase	143,664	374,868

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM SHORT DURATION BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$9.91	$9.89	$9.74	$10.28	$10.37

Income from Investment Operations

Net investment income	0.42	0.44	0.40	0.80	0.31
Net realized and unrealized gain (loss)	(0.39)	0.02	0.15	(0.54)	(0.09)

Total Income From Investment Operations	0.03	0.46	0.55	0.26	0.22

Less Distributions

From net investment income	(0.42)	(0.44)	(0.40)	(0.80)	(0.31)

Total Distributions	(0.42)	(0.44)	(0.40)	(0.80)	(0.31)

Net Asset Value, End of Period	$9.52	$9.91	$9.89	$9.74	$10.28

Total Return ±	0.33%	4.74%	5.78%	2.62%	2.12%

Net Assets, End of Period ($000)	$35,558	$35,598	$31,809	$29,168	$328,660

Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of Net Investment Income to Average Net Assets	4.13%	4.62%	4.23%	3.04%	3.09%

Portfolio Turnover Rate	49.38%	37.95%	77.87%	54.93%	36.78%

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM SHORT DURATION BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of thirty-three portfolios. Interests in the Maxim Short Duration Bond Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek maximum total return that is consistent with preservation of capital and liquidity. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services and for the Maxim Profile Portfolios.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Fixed income investments are normally valued on the basis of quotations from brokers or dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

For fixed income securities, factors used in the determination of fair value may include, but are not limited to, market data incorporating available trade, bid and other market information such as benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Model processes such as Option Adjusted Spread models are used to develop prepayment and interest rate scenarios. Price evaluators gather information from market sources and integrate relevant credit information, perceived market movements and sector news into the evaluated pricing applications and models.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

On January 1, 2008, the Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements.

The valuation hierarchy is based upon the transparency of inputs to the valuation of the Portfolio’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

As of December 31, 2008, the inputs used to value the Portfolio’s investments were as follows:

Description	Level 1		Level 2	Level 3	Total

Assets
Bonds	$		$34,965,881	$305,013	$35,270,894
Short-term investments		815,001			815,001

Total		$815,001	$34,965,881	$305,013	$36,085,895

          The following is a reconciliation of change in Level 3 assets during the year ended December 31, 2008:

Description	Bonds

Beginning Balance, January 1, 2008	$—
Total gain (or losses) (realized/unrealized)	(8,004)
Purchases, sales and corporate actions	313,017
Transfers into (out of) Level 3

Ending Balance, December 31, 2008	$305,013

Restricted Securities

The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2008 were $2,359,087, $2,185,172 and 6.15%, respectively.

Dividends

Dividends from net investment income of the Portfolio are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

Interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders. Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. Accordingly, no provision for federal income or excise taxes has been made. The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado jurisdictions. No federal income tax returns are currently under examination. The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2005 through December 31, 2008.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”) FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Furthermore, in September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”) was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, the Portfolio is evaluating the impact, if any, of FAS 161 on financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

GWFS Equities, Inc., a wholly-owned subsidiary of GWL&A, is the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

As of December 31, 2008, there were thirty-three Portfolios of the Fund for which the Directors served as Directors. The total compensation paid to the independent directors with respect to all portfolios for which they serve as Directors was $180,900 for the year ended December 31, 2008. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $8,665,479 and $6,473,018, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $13,617,615 and $11,994,876, respectively.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2008, the U.S. Federal income tax cost basis was $37,810,780. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $606,405 and gross depreciation of securities in which there was an excess of tax cost over value of $2,331,290 resulting in net depreciation of $1,724,885.

5.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is used primarily to invest in securities approved by the Board of Directors. On the Statement of Assets and Liabilities the security purchased with cash collateral is included in “Investments in securities”, and remaining collateral is included in “Cash”, while the corresponding liability appears as “Payable upon return of securities loaned.” As of December 31, 2008 the Portfolio had securities on loan valued at $797,859 and received collateral of $814,794 for such loan of which $815,001 was invested in a money market instrument. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2008 and 2007 were from ordinary income in the amount of $1,641,992 and $1,525,067, respectively.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$0
Undistributed capital gains	0

Net accumulated earnings	0

Net unrealized depreciation on investments	(1,724,885)
Capital loss carryforwards	(150,303)
Post-October losses	0

Tax composition of capital	$(1,875,188)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. For the year ended December 31, 2008 the Portfolio reclassified permanent book and tax differences of $16,694 from paid-in capital to overdistributed net investment income and $16,434 from accumulated net realized loss on investments to overdistributed net investment income. This adjustment has no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

At December 31, 2008, the Portfolio had available for federal income tax purposes unused capital loss carryforwards of $150,303, which expires in 2013.

For the year ended December 31, 2008, the Portfolio utilized $158,724 of capital loss carryforwards.

MAXIM SERIES FUND, INC.

MAXIM SHORT DURATION BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

BONDS

Par Value ($)		Value ($)

AEROSPACE & DEFENSE — 0.70%
250,000	United Technologies Corp Notes 4.375% May 1, 2010	251,998
		$251,998

AGENCY — 24.12%
181,953	Fannie Mae 8.000% October 1, 2030	193,259
461,188	Fannie Mae 5.000% September 1, 2033	472,089
651,681	Fannie Mae 5.500% April 1, 2021	672,345
106,197	Fannie Mae * 5.379% March 1, 2034	106,073
866,869	Fannie Mae 6.000% October 1, 2035	893,590
722,427	Freddie Mac * 6.019% October 1, 2036	742,206
992,642	Freddie Mac 5.500% July 1, 2023	1,023,653
1,345,130	Freddie Mac 6.000% August 1, 2037	1,387,223
612,734	Freddie Mac 6.500% July 1, 2036	637,148
891,741	Freddie Mac 5.000% July 1, 2011	900,793
500,000	Freddie Mac † 4.625% October 25, 2012	540,801
683,569	Freddie Mac * 4.910% July 1, 2035	689,328
433,218	Ginnie Mae II 6.000% April 20, 2038	444,319
		$8,702,827

AGENCY ASSET BACKED — 1.60%
489,440	Fannie Mae Series 2003-T4 Class 2A6 4.761% July 26, 2033	508,626
76,510	Fannie Mae * Series 2004-T9 Class A1 6.289% April 25, 2035	69,507
		$578,133

AGENCY MORTGAGE BACKED — 12.36%
548,679	Fannie Mae * Series 2004-90 Class F 0.721% November 25, 2034	534,429
839,539	Freddie Mac Series R001 Class AE 4.375% April 15, 2015	848,415
298,178	Freddie Mac * Series 3032 Class FP 1.495% August 15, 2035	288,879
1,096,498	Freddie Mac * Series 2637 Class FA 1.595% June 15, 2018	1,064,716
1,648,802	US Department of Veterans Affairs Series 1996-3 Class 1Z 6.750% September 15, 2026	1,722,999
		$4,459,438

BANKS — 2.71%
250,000	Bank of America Corp Senior Unsecured Notes 4.500% August 1, 2010	249,914
250,000	Fifth Third Bancorp Notes 4.200% February 23, 2010	240,574
250,000	Wachovia Corp Notes 4.375% June 1, 2010	238,115
250,000	Wells Fargo & Co Senior Notes 4.625% August 9, 2010	251,150
		$979,753

BIOTECHNOLOGY — 0.69%
250,000	Amgen Inc Senior Notes 4.000% November 18, 2009	249,794
		$249,794

BROADCAST/MEDIA — 0.75%
250,000	News America Holdings Inc Company Guaranteed Debentures 9.250% February 1, 2013	269,185
		$269,185

CHEMICALS — 2.79%
500,000	Dow Chemical ‡ Pass Thru Certificates 4.027% September 30, 2009	493,754
500,000	EI du Pont de Nemours & Co Notes 6.875% October 15, 2009	512,373
		$1,006,127

COMMERCIAL MORTGAGE BACKED — 3.43%
55,051	Bear Stearns Commercial Mortgage Securities Series 1998-C1 Class A2 6.440% June 16, 2030	54,855

329,623	JP Morgan Chase Commercial Mortgage Securities Corp ‡ Series 2004-CB8 Class A1A 4.158% January 12, 2039	270,964
930,776	Salomon Brothers Mortgage Securities VII Series 2001-C1 Class A3 6.428% December 18, 2035	910,334
		$1,236,153

COMPUTER HARDWARE & SYSTEMS — 2.13%
250,000	Hewlett-Packard Co Notes 6.125% March 1, 2014	265,750
500,000	International Business Machines Corp Notes 4.375% June 1, 2009	501,790
		$767,540

COMPUTER SOFTWARE & SERVICES — 0.71%
250,000	Oracle Corp Notes 5.000% January 15, 2011	256,744
		$256,744

COSMETICS & PERSONAL CARE — 1.46%
250,000	Estee Lauder Co Inc Senior Unsecured Notes 7.750% November 1, 2013	264,306
250,000	Procter & Gamble Co Notes 4.600% January 15, 2014	261,976
		$526,282

ELECTRIC COMPANIES — 0.69%
250,000	Carolina Power & Light Co Senior Notes 5.950% March 1, 2009	250,335
		$250,335

FINANCIAL SERVICES — 4.40%
250,000	American General Finance Corp Notes 4.875% May 15, 2010	148,789
250,000	American Honda Finance Corp ‡ Notes 6.700% October 1, 2013	252,002
250,000	Caterpillar Financial Services Corp Notes 3.450% January 15, 2009	249,960
250,000	CIT Group Inc § Senior Notes 3.375% April 1, 2009	242,351
250,000	Citigroup Inc Senior Notes 4.125% February 22, 2010	246,356
250,000	International Lease Finance Corp Senior Unsecured Notes 4.875% September 1, 2010	195,971
250,000	JPMorgan Chase & Co Notes 4.500% November 15, 2010	253,298
		$1,588,727

FOOD & BEVERAGES — 2.93%
250,000	Bottling Group LLC Notes 6.950% March 15, 2014	271,451
250,000	Coca-Cola Enterprises Inc Senior Unsecured Notes 7.375% March 3, 2014	274,526
250,000	Coca-Cola Enterprises Inc Notes 4.375% September 15, 2009	250,852
250,000	Kraft Foods Inc Notes 6.750% February 19, 2014	259,441
		$1,056,270

HOUSEHOLD GOODS — 0.69%
250,000	Stanley Works Notes 5.000% March 15, 2010	248,875
		$248,875

INVESTMENT BANK/BROKERAGE FIRM — 3.50%
250,000	Bear Stearns Cos LLC Senior Unsecured Notes 3.250% March 25, 2009	249,069
250,000	Credit Suisse First Boston USA Inc Notes 4.875% August 15, 2010	249,948
250,000	Goldman Sachs Group Inc Notes 4.500% June 15, 2010	246,347
250,000	Lehman Brothers Holdings Inc ** ˜ Notes 4.500% July 26, 2010	23,750
250,000	Merrill Lynch & Co Inc Senior Unsecured Notes 6.000% February 17, 2009	250,073
250,000	Morgan Stanley Notes 4.250% May 15, 2010	245,096
		$1,264,283

OTHER ASSET-BACKED — 14.28%
1,000,000	ACE Securities Corp ‡ Series 2007-D1 Class A2 6.336% February 25, 2038	863,438
1,000,000	Bank of America Credit Card Trust * Series 2006-C4 Class C4 1.425% November 15, 2011	833,469
500,000	BMW Vehicle Lease Trust Series BMWLT 2007-1 Class A3A 4.590% August 15, 2013	483,576

1,500,000	GMAC Mortgage Corp Loan Trust Series 2007-HE2 Class A3 6.193% December 25, 2037	441,563
229,437	John Deere Owner Trust Series 2005-A Class A4 4.160% May 15, 2012	228,123
1,000,000	John Deere Owner Trust Series 2006-A Class A4 5.390% June 17, 2013	994,462
500,000	MBNA Credit Card Master Note Trust Series 2005-A6 Class A6 4.500% January 15, 2013	481,935
730,000	Residential Funding Mortgage Securities II Inc Series 2006-HI5 Class A3 5.500% August 25, 2025	399,903
500,000	Residential Funding Mortgage Securities II Inc * Series 2007-HSA3 Class AI3 6.030% May 25, 2037	291,875
250,000	Residential Funding Mortgage Securities II Inc Series 2006-HI2 Class A3 5.790% February 25, 2036	134,575
		$5,152,919

PERSONAL LOANS — 1.36%
250,000	American Express Credit Corp Notes 5.000% December 2, 2010	242,822
250,000	HSBC Finance Corp Senior Unsecured Bonds 4.750% April 15, 2010	247,804
		$490,626

PRINTING & PUBLISHING — 0.64%
250,000	Thomson Reuters Corp Notes 5.950% July 15, 2013	232,757
		$232,757

RAILROADS — 0.72%
250,000	Burlington Northern Santa Fe Corp Senior Notes 7.000% February 1, 2014	260,895
		$260,895

RETAIL — 2.25%
250,000	CVS Caremark Corp Senior Unsecured Notes 4.000% September 15, 2009	246,969
299,742	CVS Pass-Through Trust ‡ Pass Thru Certificates 7.770% January 10, 2012	305,013
250,000	Target Corp Notes 7.500% August 15, 2010	259,319
		$811,301

TELEPHONE & TELECOMMUNICATIONS — 0.69%
250,000	BellSouth Corp Notes 4.200% September 15, 2009	250,981
		$250,981

TRANSPORTATION — 0.61%
250,000	Ryder System Inc Senior Unsecured Notes 7.200% September 1, 2015	220,113
		$220,113

U.S. GOVERNMENTS — 9.77%
1,450,000	United States of America 2.500% March 31, 2013	1,536,433
1,300,000	United States of America 4.625% October 31, 2011	1,435,078
500,000	United States of America § 3.875% October 31, 2012	553,398
		$3,524,909

WHOLE LOAN — 1.76%
92,256	Cendant Mortgage Corp Series 2003-9 Class 1A6 5.250% November 25, 2033	84,399
553,670	GSR Mortgage Loan Trust Series 2003-7F Class 2A2 5.250% June 25, 2033	549,530

		$633,929

TOTAL BONDS — 97.74% (Cost $37,021,609)		$35,270,894

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

815,001	Goldman Sachs & Co Repurchase Agreement 0.040% January 2, 2009	815,001

TOTAL SECURITIES LENDING COLLATERAL — 2.26% (Cost $815,001)		$815,001

TOTAL MAXIM SHORT DURATION BOND PORTFOLIO — 100% (Cost $37,836,610)		$36,085,895

Legend

*	Represents the current interest rate for variable rate security.

†	Security is an agency note with maturity date and interest rate indicated.

‡	Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.

§	A portion or all of the security is on loan at December 31, 2008.

**	Security in default at December 31, 2008.

˜	Security in bankruptcy at December 31, 2008.

For Fund compliance purposes, management determines the Fund’s industry classifications using one or more widely recognized market indexes or ratings group indexes. Industries are shown as a percent of total investments. These industry classifications are unaudited.

See Notes to Financial Statements.

Summary of Investments by Moody's Rating

Maxim Short Duration Bond Portfolio
December 31, 2008
Unaudited

		% of Portfolio
Moody's Rating	Value ($)	Investments
Aaa	22,186,922	62.90%
Aa	2,790,214	7.91%
A	5,827,865	16.52%
Baa	3,506,826	9.94%
Ba	441,563	1.25%
Withdrawn Rating	23,750	0.07%
Not Rated	493,754	1.40%
	$35,270,894	99.99%

SHAREHOLDER EXPENSE EXAMPLE
Maxim Short Duration Bond Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2008)	(12/31/2008)	(6/30/08-12/31/08)

Actual	$ 1,000.00	$ 1,005.38	$ 3.02

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,022.12	$ 3.05

*Expenses are equal to the Portfolio's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance products, if applicable. If such fees or expenses were included, returns would be lower.

Fund Directors and Officers

(Unaudited)

Maxim Series Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund’s business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

INDEPENDENT DIRECTORS*
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Gail Klapper (65)	Director	December 14, 2007 to present	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	33	Director, Centennial Bank Holdings, LLC
Richard P. Koeppe (77)	Director	April 30, 1987 to present	Retired Educator	33
Sanford Zisman (69)	Director	March 19, 1982 to present	Attorney, Firm of Zisman,& Ingraham, P.C.	33
INTERESTED DIRECTORS AND OFFICERS*
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Mitchell T.G. Graye (53)	Director, Chairman and President	June 1, 2000 to present (as Director) and June 19, 2008 to present (as Chairman and President)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and The Crown Life Insurance Company; Executive Vice President and Chief Financial Officer, GWL&A Financial Inc.; President, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co., Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II, and GWL Properties, Inc.	33	Director, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

Charles P. Nelson (48)	Director	September 22, 2008 to present	President, Great-West Retirement Services, a unit of Great-West Life & Annuity Insurance Company; Senior Vice President, Retirement Services, First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., FASCore, LLC, National Plan Coordinators of Delaware, Inc., and GW Investor Services, LLC; Chairman, President and Chief Executive Officer, BenefitsCorp, Inc., and GWFS Equities, Inc.; Director, GW Capital Management, LLC.	33
Mary C. Maiers (41)	Treasurer	December 4, 2008 to present

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company; Assistant Vice President, Investment Operations, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Treasurer, GW Capital Management, LLC.

Beverly A. Byrne (53)	Secretary	April 10, 1997 to present

Chief Legal Officer, Financial Services and Securities Compliance, GWL&A Financial Inc., Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Chief Legal Officer, Financial Services and Securities Compliance, U.S. Operations, The Great-West Life Assurance Company, and The Canada Life Assurance Company; Vice President, Counsel and Associate Secretary, U.S. Operations, Crown Life Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, and GWFS Equities, Inc.; Secretary and Compliance Officer, BenefitsCorp, Inc., EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and GW Investor Services, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Secretary, GW Capital Management, LLC, and Orchard Capital Management, LLC; Vice President, Counsel and Secretary, National Plan Coordinators of Delaware, Inc.

* A Director who is not an “interested person” of the Fund (as defined in the 1940 Act) is referred to as an “Independent Director.” An “Interested Director” refers to a Director or officer who is an “interested person” of the Fund by virtue of their affiliation with either the Fund or MCM.

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or Maxim Capital Management, LLC. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$60,300	0	0	$60,300
S. Zisman	$64,000	0	0	$64,000
G. Klapper	$56,600	0	0	$56,600

** As of December 31, 2008, there were 33 funds for which the Directors serve as directors, all of which were Portfolios of Maxim Series Fund. The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year by the Fund and its affiliated investment companies.

Additional information about Maxim Series Fund and its Directors is available in the Fund’s Statement of Additional Information, which can be obtained free of charge upon request to: Ms. Mary Maiers, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 74743.

Availability of Quarterly Portfolio Schedule.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted an Amended and Restated Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $296,425 for fiscal year 2007 and $315,080 for fiscal year 2008.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2007 and $37,500 for fiscal year 2008. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $128,905 for fiscal year 2007 and $138,345 for fiscal year 2008. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation

_________________________

1  No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation.The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)

(2)  100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is

_________________________

2  With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3  For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4  No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2007 equaled $640,700, and for fiscal year 2008 equaled $3,004,438.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.           PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.           PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Certification as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 26, 2009

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer

Date:	February 26, 2009